Exhibit 24.1
POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 11 day of September, 2009.

/s/ Joel Peterson

STATE OF UTAH )
               ) ss.:
COUNTY OF SALT LAKE )
     On this 11 day of September, 2009, before me personally came Joel Peterson, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Lauren McKay
Notary Public
[seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 11th day of September, 2009.

/s/ Kim B. Clark

STATE OF IDAHO )
               ) ss.:
COUNTY OF MADISON )
     On this 11th day of September, 2009, before me personally came Kim B. Clark, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Debra A. Keller
Notary Public
[seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 9 day of September, 2009.

/s/ Virginia Gambale

STATE OF CONNECTICUT ) ) ss.: COUNTY OF FAIRFIELD )
     On this 9 day of September, 2009, before me personally came Virginia Gambale, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Lisa M. Whitley
Notary Public
[seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12 day of September, 2009.

/s/ M. Ann Rhoades

STATE OF NM )
               ) ss.:
COUNTY OF BERNALLILO )
     On this 12 day of September, 2009, before me personally came Ann Rhoades, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Sherry K. Roberts
Notary Public
[seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15 day of September, 2009.

/s/ C. Franz
Dr. Christoph Franz

STATE OF GERMANY
COUNTY HESSEN, FRANKFURT
No. 811 of the register of documents for 2009 G
I, the undersigned Civil Law Notary Ronald Gerns hereby certify the signature made in my presence by
Mr. Dr. Christoph Franz, born 2nd of May, 1960
residing in Hadlaubstrasse 96, 8006 Zurich, Switzerland,
personally known to me.
I affirm to have asked the signing person for prior involvement according to § 3, para. 1, No. 7 BeurkG (German authentication law), which has been denied.
Frankfurt am Main, 15th of September, 2009

/s/ Ronald Gerns
Ronald Gerns
Civil Law Notary [seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 11 day of September, 2009.

/s/ Stephan Gemkow
Stephan Gemkow

STATE OF Nordrhein Westfalen, Köln
COUNTY OF          Germany
     On this 11 day of September, 2009, before me personally came Stephan Gemkow, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

Document Register No. 1018/2009-ID-
This is to certify that the above signature was made before me in his own hand by
Mr. Stephan Gemkow,
born on 23.01.1960,
resident: Rosenstr. 16, 51427 Bergisch Gladbach,
business address: c/o Lufthansa Cinnercial Holding GmbH,
Von-Gablenz-Str. 2-6, 50679 Cologne,
Who is known personally to me.
Cologne, this 11.09.2009

/s/ Dr. Ingrid Doyé
Notary Public
[seal]

POWER OF ATTORNEY
     The undersigned, a member of the Board of Directors of JetBlue Airways Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint James G. Hnat, Edward Barnes and Eileen McCarthy, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, shares of common stock; shares of preferred stock; debt securities; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and subscription rights), (ii) securities of the Corporation (including, without limitation, pass through certificates) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21 day of September, 2009.

/s/ Robert J. Clanin
Robert J. Clanin

STATE OF ILLINOIS )
               ) ss.:
COUNTY OF )
     On this 21st day of September, 2009, before me personally came Robert Clanin, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

/s/ Janice Lampe
Notary Public
[seal]